   SCHWAB EQUITY INDEX FUNDS(R)

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2007
   As amended July 2, 2007

   - Schwab S&P 500 Index Fund
   - Schwab Institutional Select(R) S&P 500 Fund
   - Schwab 1000 Index(R) Fund
   - Schwab Small-Cap Index Fund(R)
   - Schwab Total Stock Market Index Fund(R)
   - Schwab International Index Fund(R)

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB EQUITY INDEX FUNDS(R)


       ABOUT THE FUNDS

          Schwab S&P 500 Index Fund................................    2

          Schwab Institutional Select(R) S&P 500 Fund..............    7

          Schwab 1000 Index(R) Fund................................   11

          Schwab Small-Cap Index Fund(R)...........................   15

          Schwab Total Stock Market Index Fund(R)..................   19

          Schwab International Index Fund(R).......................   24

          Fund management..........................................   28

       INVESTING IN THE FUNDS

          Placing orders...........................................   30

          Buying shares............................................   31

          Selling/exchanging shares................................   33

          Transaction policies.....................................   34

          Distributions and taxes..................................   38

                  ABOUT THE FUNDS

                  The funds in this prospectus are index funds and share the same basic investment strategy: They are designed to track the performance of a stock market index.

                  This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments for the fund based on portfolio management's judgment, an index is used to determine which securities the fund should own.

                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB S&P 500 INDEX FUND
Ticker symbols Investor Shares: SWPIX   Select Shares(R): SWPPX   e.Shares(R):
SWPEX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS

Although the 500 companies in the index constitute only about 10% of all the publicly traded companies in the United States, they represent approximately 72% of the total value of the U.S. stock market. (All figures are as of 12/31/06.)

Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

2  Schwab S&P 500 Index Fund

                        Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

                                                    Schwab S&P 500 Index Fund  3

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- are shown for one share class only, and would be different for the other share classes
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      32.47   28.05   20.60   (9.33)  (12.15) (22.28) 28.15   10.53    4.66   15.48

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: (17.29%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 15.48     5.88       8.05     8.90 1
  After taxes on distributions                                 14.87     5.32       7.57     8.42 1
  After taxes on distributions and sale of shares              10.06     4.71       6.81     7.61 1

SELECT SHARES(R)
  Before taxes                                                 15.67     6.06         --     7.19 2

E.SHARES(R)
  Before taxes                                                 15.65     6.00       8.15     9.01 1

S&P 500(R) INDEX                                               15.79     6.19       8.42     9.29 3

1 Inception: 5/1/96. 2 Inception: 5/19/97. 3 From: 5/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                    INVESTOR   SELECT
  (% of transaction amount)                          SHARES    SHARES   E.SHARES
--------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------

Management fees                                       0.09      0.09      0.09
Distribution (12b-1) fees                             None      None      None
Other expenses                                        0.27      0.12      0.12
                                                     --------------------------
Total annual operating expenses                       0.36      0.21      0.21
Less expense reduction                                 --      (0.02)      --
                                                     --------------------------
NET OPERATING EXPENSES**                              0.36      0.19      0.21
                                                     --------------------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares and e.Shares to 0.37%, 0.19% and 0.28%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $37            $116           $202           $456
SELECT SHARES              $19            $ 66           $116           $266
E.SHARES                   $22            $ 68           $118           $268

4  Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02

PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period       18.79      17.61      16.36      13.79       16.45
                                            -----------------------------------------------------------------

Income or loss from investment operations:

  Net investment income                       0.34       0.34       0.23       0.20        0.20


  Net realized and unrealized gains or
    losses                                    2.64       1.14       1.23       2.57       (2.68)
                                            -----------------------------------------------------------------

  Total income or loss from investment
    operations                                2.98       1.48       1.46       2.77       (2.48)

Less distributions:

  Dividends from net investment income       (0.30)     (0.30)     (0.21)     (0.20)      (0.18)
                                            -----------------------------------------------------------------

Net asset value at end of period             21.47      18.79      17.61      16.36       13.79
                                            -----------------------------------------------------------------

Total return (%)                             16.03       8.44       9.03      20.39      (15.32)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.36       0.37       0.37       0.36        0.35

  Gross operating expenses                    0.36       0.40       0.45       0.46        0.46

  Net investment income                       1.57       1.74       1.35       1.45        1.21

Portfolio turnover rate                          3          4          3          3           8

Net assets, end of period ($ X 1,000,000)    3,685      3,666      3,849      3,510       2,760

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02

PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period       18.88      17.68      16.41      13.83       16.50
                                            -----------------------------------------------------------------

Income or loss from investment operations:

  Net investment income                       0.37       0.36       0.26       0.24        0.22


  Net realized and unrealized gains or
    losses                                    2.65       1.16       1.24       2.57       (2.69)
                                            -----------------------------------------------------------------

  Total income or loss from investment
    operations                                3.02       1.52       1.50       2.81       (2.47)

Less distributions:

  Dividends from net investment income       (0.34)     (0.32)     (0.23)     (0.23)      (0.20)
                                            -----------------------------------------------------------------

Net asset value at end of period             21.56      18.88      17.68      16.41       13.83
                                            -----------------------------------------------------------------

Total return (%)                             16.18       8.66       9.25      20.62      (15.20)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.19       0.19       0.19       0.19        0.19

  Gross operating expenses                    0.21       0.25       0.30       0.31        0.31

  Net investment income                       1.74       1.92       1.53       1.63        1.37

Portfolio turnover rate                          3          4          3          3           8

Net assets, end of period ($ X 1,000,000)    4,038      3,938      4,119      3,692       3,029

                                                    Schwab S&P 500 Index Fund  5

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
E.SHARES                                                 10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    18.81      17.62      16.37      13.79       16.46
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                    0.35       0.39       0.26       0.23        0.23
  Net realized and unrealized gains or losses              2.67       1.11       1.21       2.56       (2.71)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          3.02       1.50       1.47       2.79       (2.48)

Less distributions:
  Dividends from net investment income                    (0.33)     (0.31)     (0.22)     (0.21)      (0.19)
                                                         -----------------------------------------------------------------

Net asset value at end of period                          21.50      18.81      17.62      16.37       13.79
                                                         -----------------------------------------------------------------
Total return (%)                                          16.25       8.58       9.10      20.55      (15.32)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   0.21       0.24       0.28       0.28        0.28
  Gross operating expenses                                 0.21       0.25       0.30       0.31        0.31
  Net investment income                                    1.72       1.88       1.44       1.54        1.28

Portfolio turnover rate                                       3          4          3          3           8

Net assets, end of period ($ X 1,000,000)                   241        220        249        246         220

6  Schwab S&P 500 Index Fund

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
Ticker symbol: ISLCX


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce a portion of the gap attributable to expenses.

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS

Although the 500 companies in the index constitute only about 10% of all the publicly traded companies in the United States, they represent approximately 72% of the total value of the U.S. stock market. (All figures are as of 12/31/06). For this reason, the index is widely used as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------


                                  Schwab Institutional Select(R) S&P 500 Fund  7

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Schwab Institutional Select(R) S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

8  Schwab Institutional Select(R) S&P 500 Fund

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      (9.20)  (12.05) (22.10) 28.47   10.72    4.88   15.79

        00      01      02      03      04      05      06

BEST QUARTER: 15.36% Q2 2003
WORST QUARTER: (17.22%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                   Since
                              1 year   5 years   inception
----------------------------------------------------------
FUND
  Before taxes                15.79     6.09       2.82 1
  After taxes on
    distributions             15.20     5.58       2.34 1
  After taxes on
    distributions and sale
    of shares                 10.27     4.95       2.12 1
S&P 500(R) INDEX              15.79     6.19       2.92 2

1 Inception: 2/1/99.

2 From: 2/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------

Management fees**                                                         0.11
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.12
                                                                        -------
Total annual operating expenses                                           0.23
Less expense reduction                                                   (0.13)
                                                                        -------
NET OPERATING EXPENSES***                                                 0.10
                                                                        -------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**  Restated to reflect current expenses.

*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.10% through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $10                  $61                  $116                 $280

                                  Schwab Institutional Select(R) S&P 500 Fund  9

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                            10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.57       8.95       8.30       7.00        8.36
                                            -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.16       0.15       0.13       0.12        0.12
  Net realized and unrealized gains or
    losses                                    1.39       0.62       0.64       1.30       (1.37)
                                            -----------------------------------------------------------
  Total income or loss from investment
    operations                                1.55       0.77       0.77       1.42       (1.25)
Less distributions:
  Dividends from net investment income       (0.13)     (0.15)     (0.12)     (0.12)      (0.11)
                                            -----------------------------------------------------------
Net asset value at end of period             10.99       9.57       8.95       8.30        7.00
                                            -----------------------------------------------------------
Total return (%)                             16.39       8.64       9.36      20.65      (15.18)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.10       0.10       0.15       0.15        0.15
  Gross operating expenses                    0.28       0.33       0.35       0.36        0.37
  Net investment income                       1.84       1.82       1.56       1.65        1.38
Portfolio turnover rate                          2          3          3          4          12
Net assets, end of period ($ X 1,000,000)    2,080      1,246        348        272         203

10  Schwab Institutional Select(R) S&P 500 Fund

SCHWAB 1000 INDEX(R) Fund
Ticker symbols:  Investor Shares: SNXFX  Select Shares(R): SNXSX


INDEX

THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX(R).

LARGE- AND MID-CAP STOCKS

Although there are currently more than 4,961 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 89% of the total value of all U.S. stocks. (Figures are as of 12/31/06.)

These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
--------------------------------------------------------------------------------


                                                   Schwab 1000 Index(R) Fund  11

                        Because it includes many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. Stock investors who want exposure beyond the large-cap segment of the U.S. stock market also may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large- and mid-cap portions of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

12  Schwab 1000 Index(R) Fund

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      31.92   27.16   21.00   (8.21)  (12.26) (21.19) 28.74   10.82    6.05   15.20

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 21.93% Q4 1998
WORST QUARTER: (16.61%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 15.20     6.55       8.43       10.85 1
  After taxes on distributions                                 14.70     6.13       8.04       10.33 1
  After taxes on distributions and sale of shares               9.88     5.41       7.23        9.54 1

SELECT SHARES(R)
  Before taxes                                                 15.36     6.71         --        7.71 2

SCHWAB 1000 INDEX(R)                                           15.59     6.92       8.77       11.25 3

S&P 500(R) INDEX                                               15.79     6.19       8.42       10.94 3

1 Inception: 4/2/91. 2 Inception: 5/19/97. 3 From: 4/2/91.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR   SELECT
(% of Transaction Amount)                                      SHARES   SHARES(R)
---------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------

Management fees                                                 0.22      0.22
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.27      0.12
                                                                ---------------
Total annual operating expenses**                               0.49      0.34
                                                                ---------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.51% and 0.36%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                             1 year              3 years              5 years              10 years
-----------------------------------------------------------------------------------------------------
INVESTOR SHARES               $50                  $157                 $274                 $616
SELECT SHARES                 $35                  $109                 $191                 $431

                                                   Schwab 1000 Index(R) Fund  13

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       35.31      32.54      30.25      25.25       29.57
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.50 1     0.55       0.37       0.33        0.31

  Net realized and unrealized gains or
    losses                                    5.05 1     2.70       2.26       4.99       (4.36)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                5.55       3.25       2.63       5.32       (4.05)

Less distributions:
  Dividends from net investment income       (0.46)     (0.48)     (0.34)     (0.32)      (0.27)
                                            -----------------------------------------------------------------
Net asset value at end of period             40.40      35.31      32.54      30.25       25.25
                                            -----------------------------------------------------------------
Total return (%)                             15.84      10.04       8.78      21.34      (13.87)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.49       0.50       0.50       0.49        0.46

  Gross operating expenses                    0.49       0.50       0.50       0.51        0.52

  Net investment income                       1.34       1.49       1.15       1.27        1.04

Portfolio turnover rate                          5          6          5          5           9

Net assets, end of period ($ X 1,000,000)    3,918      4,166      4,258      3,974       3,223

                                            11/1/05-   11/1/04-   11/1/03-   11/2/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       35.34      32.56      30.27      25.26       29.58
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.56 1     0.56       0.42       0.37        0.35

  Net realized and unrealized gains or
    losses                                    5.04 1     2.74       2.25       4.99       (4.36)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                5.60       3.30       2.67       5.36       (4.01)

Less distributions:
  Dividends from net investment income       (0.51)     (0.52)     (0.38)     (0.35)      (0.31)
                                            -----------------------------------------------------------------
Net asset value at end of period             40.43      35.34      32.56      30.27       25.26
                                            -----------------------------------------------------------------
Total return (%)                             16.01      10.21       8.90      21.52      (13.77)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.34       0.35       0.35       0.35        0.35

  Gross operating expenses                    0.34       0.35       0.35       0.36        0.37

  Net investment income                       1.48       1.63       1.30       1.41        1.15

Portfolio turnover rate                          5          6          5          5           9

Net assets, end of period ($ X 1,000,000)    2,924      2,328      2,138      1,996       1,588

1 Calculated based on the average shares outstanding during the period.

14  Schwab 1000 Index(R) Fund

SCHWAB SMALL-CAP INDEX FUND(R)
Ticker symbols:  Investor Shares: SWSMX  Select Shares(R): SWSSX


INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF SMALL CAPITALIZATION U.S. STOCKS.

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
--------------------------------------------------------------------------------


                                              Schwab Small-Cap Index Fund(R)  15

                        With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

RISKS

MARKET RISKS. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the small-cap portion of the U.S. stock market, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

16  Schwab Small-Cap Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- are shown for one share class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      25.69   (3.57)  24.20    3.73   (0.90)  (22.46) 43.37   16.47    4.66   16.62

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 24.44% Q2 2003
WORST QUARTER: (20.94%) Q3 1998

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 16.62      9.58      9.35     10.16 1
  After tax on distributions                                   13.64      8.80      8.32      9.31 1
  After taxes on distributions and sale of shares              12.83      8.05      7.76      8.70 1

SELECT SHARES(R)
  Before taxes                                                 16.75      9.74        --      9.71 2

SCHWAB SMALL-CAP INDEX(R)                                      16.83      9.78     10.07     11.00 3

RUSSELL 2000 INDEX(R)                                          18.37     11.38      9.43     10.48 3

1 Inception: 12/3/93. 2 Inception: 5/19/97. 3 From: 12/3/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                    INVESTOR   SELECT
  (% of transaction amount)                          SHARES    SHARES
--------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------

Management fees                                       0.29      0.29
Distribution (12b-1) fees                             None      None
Other expenses                                        0.28      0.13
                                                     ----------------
Total annual operating expenses**                     0.57      0.42
                                                     ----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                         1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES           $58            $183           $318           $714
SELECT SHARES             $43            $135           $235           $530

                                              Schwab Small-Cap Index Fund(R)  17

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       22.31      19.92      18.22      13.27       15.98
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.23 1     0.14       0.13       0.11        0.13

  Net realized and unrealized gains or
    losses                                    3.67 1     2.38       1.68       4.98       (2.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.90       2.52       1.81       5.09       (2.04)

Less distributions:
  Dividends from net investment income       (0.14)     (0.13)     (0.11)     (0.14)      (0.09)

  Distributions from net realized gains      (0.15)        --         --         --       (0.58)
                                            -----------------------------------------------------------------

  Total distributions                        (0.29)     (0.13)     (0.11)     (0.14)      (0.67)
                                            -----------------------------------------------------------------
Net asset value at end of period             25.92      22.31      19.92      18.22       13.27
                                            -----------------------------------------------------------------
Total return (%)                             17.62      12.66       9.98      38.72      (13.66)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.57       0.58       0.59       0.56        0.49

  Gross operating expenses                    0.57       0.58       0.59       0.60        0.60

  Net investment income                       0.94       0.57       0.66       0.74        0.77

Portfolio turnover rate                         29         40         39         34          44

Net assets, end of period ($ X 1,000,000)      771        823        869        886         722

                                            11/1/05-   11/1/04-   11/1/03-   11/2/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       22.36      19.96      18.25      13.28       16.00
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.27 1     0.17       0.17       0.14        0.14
  Net realized and unrealized gains or
    losses                                    3.67 1     2.39       1.68       4.99       (2.18)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.94       2.56       1.85       5.13       (2.04)

Less distributions:
  Dividends from net investment income       (0.18)     (0.16)     (0.14)     (0.16)      (0.10)

  Distributions from net realized gains      (0.15)        --         --         --       (0.58)
                                            -----------------------------------------------------------------

  Total distributions                        (0.33)     (0.16)     (0.14)     (0.16)      (0.68)
                                            -----------------------------------------------------------------
Net asset value at end of period             25.97      22.36      19.96      18.25       13.28
                                            -----------------------------------------------------------------
Total return (%)                             17.78      12.86      10.16      39.02      (13.62)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.42       0.41       0.42       0.41        0.38

  Gross operating expenses                    0.42       0.43       0.44       0.45        0.45

  Net investment income                       1.10       0.74       0.82       0.89        0.88

Portfolio turnover rate                         29         40         39         34          44

Net assets, end of period ($ X 1,000,000)      889        795        761        759         638

1 Calculated based on the average shares outstanding during the period.

18  Schwab Small-Cap Index Fund(R)

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
Ticker symbols  Investor Shares: SWTIX  Select Shares(R): SWTSX

INDEX

THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE--CURRENTLY MORE THAN 7,000 STOCKS. The index weights each stock according to its market capitalization (total market value of all shares outstanding).

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may attempt to replicate the total return of the U.S. stock market by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, divided yield, price/earnings ratio, and industry factors. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX(SM).

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.

Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 1,000 of the market's listed stocks represent about 89% of its total value. (All figures on this page are as of 12/31/06).

In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
--------------------------------------------------------------------------------



                                     Schwab Total Stock Market Index Fund(R)  19

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

20  Schwab Total Stock Market Index Fund(R)

                        With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three segments of the market: large-, mid-and small-cap.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Because the fund uses statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market, the gap between the performance of the fund and that of the index may increase. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Dow Jones," "Wilshire," "The DJW 5000(SM)," "The Dow Jones Wilshire 5000(SM)" and "The Dow Jones Wilshire 5000 Composite Index(SM)" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co., Inc. The Schwab Total Stock Market Index Fund(R), based on The Dow Jones Wilshire 5000 Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

                                     Schwab Total Stock Market Index Fund(R)  21

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      (10.63) (11.19) (20.53) 30.69   12.34    6.01   15.38

        00      01      02      03      04      05      06

BEST QUARTER: 15.94% Q2 2003
WORST QUARTER: (16.56%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 15.38     7.37       3.67 1
  After taxes on distributions                                 14.92     6.99       3.31 1
  After taxes on distributions and sale of shares              10.00     6.16       2.94 1

SELECT SHARES(R)
  Before taxes                                                 15.53     7.54       3.82 1

WILSHIRE 5000 TOTAL MARKET INDEX                               15.87     7.64       3.85 2

1 Inception: 6/1/99.

2 From: 6/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                                        INVESTOR   SELECT
  (% of transaction amount)                                              SHARES    SHARES
------------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------

Management fees                                                           0.25      0.25
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.28      0.13
                                                                        -----------------
Total annual operating expenses**                                         0.53      0.38
                                                                        -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                        1 year              3 years              5 years              10 years
----------------------------------------------------------------------------------------------------
Investor Shares          $54                  $170                 $296                 $665
Select Shares            $39                  $122                 $213                 $480

22  Schwab Total Stock Market Index Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       20.77      19.04      17.48      14.35       16.62
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.30       0.29       0.19       0.16        0.16
  Net realized and unrealized gains or
    losses                                    3.01       1.69       1.53       3.14       (2.27)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.31       1.98       1.72       3.30       (2.11)

Less distributions:
  Dividends from net investment income       (0.25)     (0.25)     (0.16)     (0.17)      (0.16)
                                            -----------------------------------------------------------------
Net asset value at end of period             23.83      20.77      19.04      17.48       14.35
                                            -----------------------------------------------------------------
Total return (%)                             16.05      10.45       9.93      23.24      (12.86)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.53       0.54       0.56       0.53        0.40

  Gross operating expenses                    0.53       0.54       0.56       0.59        0.62

  Net investment income                       1.27       1.37       1.07       1.18        1.11

Portfolio turnover rate                          3          2          2          3           2

Net assets, end of period ($ X 1,000,000)      607        600        592        469         263

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       20.83      19.09      17.52      14.37       16.65
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.31       0.31       0.22       0.20        0.19

  Net realized and unrealized gains or
    losses                                    3.04       1.71       1.54       3.14       (2.29)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.35       2.02       1.76       3.34       (2.10)

Less distributions:
  Dividends from net investment income       (0.28)     (0.28)     (0.19)     (0.19)      (0.18)
                                            -----------------------------------------------------------------
Net asset value at end of period             23.90      20.83      19.09      17.52       14.37
                                            -----------------------------------------------------------------
Total return (%)                             16.23      10.63      10.10      23.50      (12.81)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.38       0.39       0.39       0.36        0.27

  Gross operating expenses                    0.38       0.39       0.41       0.44        0.47

  Net investment income                       1.41       1.52       1.23       1.35        1.24

Portfolio turnover rate                          3          2          2          3           2

Net assets, end of period ($ X 1,000,000)      762        617        548        429         264

                                     Schwab Total Stock Market Index Fund(R)  23

SCHWAB INTERNATIONAL INDEX FUND(R)
Ticker symbols  Investor Shares: SWINX  Select Shares(R): SWISX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF LARGE, PUBLICLY TRADED NON-U.S. COMPANIES FROM COUNTRIES WITH DEVELOPED EQUITY MARKETS OUTSIDE OF THE UNITED STATES.

INTERNATIONAL STOCKS

Over the past decades, foreign stock markets have grown rapidly. The market value of the fund captures 23% of the world's total market capitalization. (All figures are as of 12/31/06.)

For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
--------------------------------------------------------------------------------


INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Singapore, Canada, Hong Kong and Japan--as of December 31, 2006, 21 countries in all. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

24  Schwab International Index Fund(R)

                        For long-term investors who are interested in the potential rewards of international investing and who are aware of the additional risks, this fund may be worth considering.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of market declines. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives (including futures and forward contracts) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                          Schwab International Index Fund(R)  25

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- are shown for one share class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]

       7.31   15.85   33.62   (17.59) (22.74) (15.63) 36.13   18.21   12.66   24.79

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 19.88% Q4 1999
WORST QUARTER: (19.77%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                       Since
                       1 year   5 years   10 years   inception
--------------------------------------------------------------
INVESTOR SHARES
  Before taxes         24.79     13.80      7.28       7.56 1
  After taxes on
    distributions      23.57     13.04      6.68       6.98 1
  After taxes on
    distributions and
    sale of shares     16.11     11.62      6.02       6.34 1

SELECT SHARES(R)
  Before taxes         25.02     13.99        --       6.83 2

SCHWAB INTERNATIONAL
  INDEX(R)             25.18     14.55      7.83       8.15 3

MSCI-EAFE(R) INDEX     26.34     14.97      7.70       7.53 3

1 Inception: 9/9/93. 2 Inception: 5/19/97. 3 From: 9/9/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR   SELECT
  (% of transaction amount)                                    SHARES    SHARES
--------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------

Management fees                                                 0.39      0.39
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.31      0.16
                                                               ----------------
Total annual operating expenses                                 0.70      0.55
Less expense reduction                                         (0.01)    (0.05)
                                                               ----------------
NET OPERATING EXPENSES**                                        0.69      0.50
                                                               ----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $70            $223           $389           $870
SELECT SHARES              $51            $171           $302           $684

26  Schwab International Index Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       17.07      14.82      12.74      10.47       12.22
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.48       0.35       0.26       0.23        0.21

  Net realized and unrealized gains or
    losses                                    3.92       2.18       2.05       2.25       (1.82)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                4.40       2.53       2.31       2.48       (1.61)

Less distributions:
  Dividends from net investment income       (0.35)     (0.28)     (0.23)     (0.21)      (0.14)
                                            -----------------------------------------------------------------
Net asset value at end of period             21.12      17.07      14.82      12.74       10.47
                                            -----------------------------------------------------------------
Total return (%)                             26.15      17.30      18.40      24.24      (13.34)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.69       0.68       0.69       0.65        0.58

  Gross operating expenses                    0.70       0.72       0.73       0.74        0.76

  Net investment income                       2.41       2.05       1.78       2.01        1.70

Portfolio turnover rate                         11         10          1          7          13

Net assets, end of period ($ X 1,000,000)      706        595        550        494         443

                                            11/1/05-   11/1/04-   11/1/03-   11/2/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       17.09      14.83      12.75      10.47       12.23
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.50       0.38       0.28       0.25        0.21

  Net realized and unrealized gains or
    losses                                    3.93       2.19       2.05       2.26       (1.82)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                4.43       2.57       2.33       2.51       (1.61)

Less distributions:
  Dividends from net investment income       (0.38)     (0.31)     (0.25)     (0.23)      (0.15)
                                            -----------------------------------------------------------------
Net asset value at end of period             21.14      17.09      14.83      12.75       10.47
                                            -----------------------------------------------------------------
Total return (%)                             26.35      17.56      18.56      24.50      (13.31)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.50       0.50       0.50       0.49        0.47

  Gross operating expenses                    0.55       0.57       0.58       0.59        0.61

  Net investment income                       2.60       2.23       1.97       2.19        1.81

Portfolio turnover rate                         11         10          1          7          13

Net assets, end of period ($ X 1,000,000)      954        776        687        629         536

                                          Schwab International Index Fund(R)  27

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $178 billion under management.

                  The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 10/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/06, these fees were 0.09% for the Schwab S&P 500 Index Fund, 0.00% for the Schwab Institutional Select S&P 500 Fund, 0.22% for the Schwab 1000 Index(R) Fund, 0.29% for the Schwab Small-Cap Index Fund(R), 0.25% for the Schwab Total Stock Market Index Fund(R), and 0.38% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement is available in each fund's 2006 annual report, which covers the period of 11/1/05 through 10/31/06.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund(R) and the co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the funds. Shareholders invest in the funds through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.

Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by a fund or its shareholders.

30  Investing in the funds

BUYING SHARES

To purchase shares of the fund, place your orders through your Schwab account or through an account at another intermediary.

INVESTMENT MINIMUMS

CHOOSE A FUND, AND CHOOSE A SHARE CLASS IF APPLICABLE. Your choice may depend on the amount of your investment. With respect to the funds that offer Investor Shares and Select Shares, the Select Shares(R) have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc. Currently, e.Shares(R) are available only for the Schwab S&P 500 Index Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans.

                         MINIMUM INITIAL          MINIMUM
SHARE CLASS              INVESTMENT               BALANCE
-------------------------------------------------------------------------
INVESTOR SHARES          $100                     NONE

SELECT SHARES            $50,000                  $40,000

E.SHARES                 $1,000 ($500 for         NONE
                         retirement, education
                         and custodial accounts)

INSTITUTIONAL SELECT     $75,000                  $60,000
S&P 500 FUND

Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.


 DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.

CASH You receive payment for all dividends and capital gain distributions.

 METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the funds. Please contact your intermediary to learn how to place orders.

32  Investing in the funds

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds(TM) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the Schwab International Index Fund(TM) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

34  Investing in the funds

The funds may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies adequately protect fund shareholders. Transactions by fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the funds. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their fund transactions.

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. The Schwab Equity Index Funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days of the purchase date, as detailed below. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each of the Schwab Equity Index Funds charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange shares between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities.

36  Investing in the funds

This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

38  Investing in the funds

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBERS

    Schwab S&P 500 Index Fund                 811-7704
    Schwab Institutional Select S&P 500
    Fund                                      811-7704
    Schwab 1000 Index(R) Fund                 811-6200
    Schwab Small-Cap Index Fund(R)            811-7704
    Schwab Total Stock Market Index
    Fund(R)                                   811-7704
    Schwab International Index Fund(R)        811-7704




   REG13644FLT-13

SCHWAB EQUITY INDEX FUNDS

PROSPECTUS
February 28, 2007
As amended July 2, 2007

                                                           [CHARLES SCHWAB LOGO]

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBERS

    Schwab S&P 500 Index Fund                 811-7704
    Schwab Institutional Select S&P 500
      Fund                                    811-7704
    Schwab 1000 Index(R) Fund                 811-6200
    Schwab Small-Cap Index Fund(R)            811-7704
    Schwab Total Stock Market Index
    Fund(R)                                   811-7704
    Schwab International Index Fund(R)        811-7704




   REG13644FLD-13

SCHWAB EQUITY INDEX FUNDS

PROSPECTUS
February 28, 2007
As amended July 2, 2007

                                                           [CHARLES SCHWAB LOGO]